EXHIBIT 10.44
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                            SUBSCRIPTION AGREEMENT
                            ----------------------

      THIS SUBSCRIPTION AGREEMENT (this "Agreement") dated as of May 16, 2000, is by and between ENTRADE INC., a Pennsylvania corporation (the "Company"), and the undersigned subscriber (the "Subscriber").


                                   RECITALS
                                   --------

      WHEREAS, the Subscriber hereby subscribes for a certain promissory note dated of even date herewith (the "Note") made by the Company payable to the order of the Subscriber in the original principal amount of ___________________________ ($________) (the "Subscription Price").


                                  AGREEMENTS
                                  ----------

      NOW THEREFORE, in consideration of the foregoing and the obligations and covenants contained herein, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Subscriber hereby agrees as follows:

      1. The Subscriber represents and warrants to the Company, which representations and warranties shall survive the execution and delivery of this Agreement, that:

            (a) the Subscriber acknowledges that all relevant documents pertaining to the Company have been made available to the Subscriber, including, without limitation, any and all instruments, agreements and documents of the Company of public record with the Securities and Exchange Commission, and the Subscriber has had the opportunity to verify and clarify any information concerning the Subscriber's investment in the Company, and ask questions to and receive answers thereto from management of the Company.

            (b) the Subscriber understands that the Note is being offered pursuant to exemptions from State and Federal registration and cannot be sold or assigned by the Subscriber without registration under the Securities Act of 1933, as amended ("Act"), and all applicable state securities laws unless, in the opinion of counsel satisfactory to the Company, exemptions therefrom are available.

            (c) the Subscriber has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of purchasing and owning the Note.

            (d) the Note is being acquired solely by, and for the account of, the Subscriber, for investment only and not with a view to, or in connection with, the sale, subdivision, fractionalization or distribution thereof.

            (e) the Subscriber understands that no governmental authority has made any finding or determination relating to the fairness of the purchase of the Note, and that no governmental authority has recommended or endorsed, or will recommend or endorse, the Note.

            (f) the Subscriber recognizes that there will be no market for the Note and that the Subscriber cannot expect to be able readily to liquidate the Subscriber's investment.

            (g) the Subscriber is an accredited investor as that term is defined in Rule 501 of Regulation D promulgated under the Act.

            (h) the Subscriber has relied solely upon the independent investigations made by the Subscriber or the Subscriber's advisors in making the decision to purchase the Note. Other than with respect to the agreements and instruments executed and delivered by the Company of even date herewith in connection with the Note, the Subscriber acknowledges that no other representations or agreements (whether oral or written) have been made to the Subscriber with respect to the Subscriber's purchase of the Note.

            (i) the Subscriber understands that the offering of the Note involves a high degree of risk and Subscriber is able to bear the risk of losing his entire investment in the Company.

            (j) concurrently with the Subscriber's signature hereto, the Subscriber has loaned the amount of the Subscription Price to the Company in full in immediately available funds.

            (k) this Agreement is the legal and validly binding agreement of the Subscriber, enforceable in accordance with its terms.

      2. The Subscriber understands and agrees that nothing in this Agreement shall be construed to confer any voting rights enjoyed by other shareholders of the Company upon the Subscriber.

      3. The Subscriber agrees to indemnify the Company, and each of its directors, shareholders, employees, officers, attorneys, and agents, and hold each of them harmless from and against any and all loss, liability, claim, damage, cost and expense whatsoever (including, without limitation, any and all investigation and litigation expenses, and attorneys fees) arising out of or based upon any breach of Subscriber's representations and warranties herein or in connection with the sale or distribution by the Subscriber of the Note purchased pursuant hereto in violation of the Act or any other applicable law.

      4. This Agreement shall be binding upon, and inure to the benefit of, the parties and their heirs, executors, administrators, successors, legal representatives and assigns.

      5. Any notice, demand, or communication shall be deemed to have been sufficiently given or served for all purposes if delivered personally to the party or to an executive officer of the party to whom the same is directed or, if sent by registered or certified mail, postage prepaid, addressed to the Subscriber as set forth in this Agreement. Except as otherwise provided herein, any such notice shall be deemed to be given two
(2) business days after the date on which the same was deposited in the United States mail, addressed and sent as aforesaid.

      6. The Subscriber hereby agrees to execute and deliver any other documents or instruments necessary or advisable to more fully carry out the intent of this Agreement, and to take any other acts reasonably required by the Company in connection therewith. This Agreement may not be amended or modified except in writing by the Company and the Subscriber.

      7. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Facsimile signatures shall be effective and binding as if they were original signatures. Whenever the singular number is used in this Agreement and when required by the context, the same shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa.

      8. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois, without regard to conflicts of law principles.

                           [Signature Page Follows]

      IN WITNESS WHEREOF, the undersigned subscriber has executed this Subscription Agreement as of the date first above written.


                               Subscriber:



                               _________________________________


                               _________________________________

                               Social Security Number:

                               _________________________________

                               _________________________________

                               _________________________________


Amount of Subscription:  $


      The Company hereby accepts the foregoing Subscription Agreement subject to the terms and conditions thereof. Accepted this ____ day of May, 2000.

                               ENTRADE INC.


                               By:
                                     ------------------------------
                                     Name:
                                     Its: